Exhibit 10.51

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

FOURTH AMENDMENT

TO

COMMERCIAL SUPPLY AGREEMENT

This amendment is effective the last date signed by a party, between MannKind Corporation, a Delaware corporation (“MannKind”), having a principal place of business at One Casper Street, Danbury, Connecticut 06810, and United Therapeutics Corporation, a Delaware public benefit corporation (“United Therapeutics”), having a principal place of business at 1040 Spring Street, Silver Spring, Maryland 20910.

WHEREAS, the parties to this amendment entered into a Commercial Supply Agreement effective as of August 12, 2021 (such agreement, as amended in a First Amendment effective October 16, 2021, a Second Amendment effective June 15, 2022, and a Third Amendment effective August 31, 2022, the “Agreement”), and the parties now wish to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the terms and conditions specified herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.	AMENDMENTS.
a.	The following section is added as section 2.2.7 to the Agreement:
2.2.7

By October 15 of each year during the Term, MannKind shall provide United Therapeutics with a complete written listing of all equipment maintained by MannKind at the Facility that is titled to United Therapeutics as of October 1 of the same year, including, without limitation, Expansion Equipment, as evidenced by a bill of sale executed by the parties on or prior to October 1.

b.

The following phrase in the first sentence of Section 3.3 of the Agreement is deleted in its entirety: “[***]@unither.com, and/or”. MannKind shall continue to send all invoices to United Therapeutics by email to AP@unither.com, and United Therapeutics will instruct MannKind as to any additional email addresses that should be cc’ed on such emails. All other invoicing procedures shall remain unchanged.

c.

Appendices A and B of the Agreement are deleted in their entirety and replaced with the revised versions of Appendices A and B attached hereto, and all references to Appendices A and B in the Agreement shall be construed as references the updated versions attached hereto.

Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

2.

GENERAL. All terms of the Agreement that are not specifically modified by this amendment remain in full force and effect. The parties may execute this amendment in counterparts, each of which is deemed an original for all purposes, and which together will constitute the same instrument. The parties may execute this amendment by electronic means (electronic signature through generally recognized e-signature vendors), by scanned pdfs of wet-ink signed documents, or by return of originals.

*      *      *

Signature page follows

Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the parties have caused this amendment to be signed by their duly authorized representatives as of the date indicated below.

United Therapeutics Corporation By: /s/ Patrick Poisson Name: Patrick Poisson Title: EVP, Technical Operations Date: 22-Dec-2022	MannKind Corporation By: /s/ Sanjay Singh Name: Sanjay Singh Title: EVP, Technical Operations Date: 22-Dec-2022

Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

APPENDIX A

PRODUCT AND SEMI-FINISHED PRODUCT DESCRIPTIONS AND SPECIFICATIONS

[***]

Confidential

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

APPENDIX B

PRICE AND PRICE ADJUSTMENTS

[***]

Confidential